Homestead Funds, Inc.

Supplement Dated February 2, 2015
to the Statement of Additional Information Dated May 1, 2014

This supplement updates certain information regarding Homestead Funds, Inc. (the “Funds”) contained in the above-referenced Statement of Additional Information (“SAI”), as previously supplemented.  Please read this supplement carefully and keep it with your SAI for future reference.  You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free (800) 258-3030, by visiting the Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective January 31, 2015, Stephen J. Kaszynski was appointed President, Chief Executive Officer and Director of the Funds, and President, Chief Executive Officer and Director of RE Advisers Corporation (“RE Advisers”).  Mr. Kaszynski comes to RE Advisers, the investment manager for the Funds, after almost six years as a Vice President and Portfolio Manager at Eaton Vance Corporation.

As announced in the SAI supplement dated May 9, 2014, Peter Morris and Stuart Teach retired as co-managers of the Value Fund and the Small-Company Stock Fund, which was effective January 30, 2015.  Mr. Morris will remain as an interested Director of the Funds.

As such, the following changes are made to the Statement of Additional Information:

1.
In the section titled “DIRECTORS AND MANAGEMENT OF HOMESTEAD FUNDS – Interested Directors and Officers” on page 23, the section on Peter R. Morris is deleted.  The table is updated to include the following information on Stephen J. Kaszynski and Peter R. Morris:

Name, Address and Date of Birth(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Stephen J. Kaszynski(2) 3/10/54	Director, President and Chief Executive Officer	2015-present	President and Chief Executive Officer of RE Advisers (2015-present); Vice President and Portfolio Manager, Eaton Vance Corporation (2008-2014)	8	RE Advisers
Peter R. Morris(3) 9/28/48	Director	1990-present	Retired (2015-present); President of RE Advisers (2002-2015) and Director of RE Advisers (1990-2015); Vice President and Director, RE Investment Corporation (1990-2015); Vice President and Chief Investment Officer of NRECA (1988-2015)	8	None

(2)
Mr. Kaszynski is a Director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act.  Mr. Kaszynski is the President, Chief Executive Officer and a Director of RE Advisers, Homestead Funds’ investment adviser.

(3)
Mr. Morris is a Director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act.  Mr. Morris was previously the Vice President and a Director of RE Investment Corporation, Homestead Funds’ distributor, President and a Director of RE Advisers, Homestead Funds’ investment adviser, and the President and Chief Executive Officer of Homestead Funds.  Mr. Morris also was Vice President and Chief Investment Officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers.

2.	The section titled “COMMITTEES OF THE BOARD OF DIRECTORS” on p. 26 is updated by adding the following to the share ownership table on p. 28:

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Stephen J. Kaszynski	None	None

3.	In the section titled “DIRECTOR EXPERIENCE AND QUALIFICATIONS” on page 29, the ninth paragraph is deleted. The following paragraphs are added:

•
Mr. Kaszynski is the President and Chief Executive Officer of Homestead Funds, Inc. and is an Interested Director of the Board of Directors, which he joined in 2015.  Mr. Kaszynski is a Director and the Chief  Executive Officer and President of RE Advisers.  From 2008 to 2014, Mr. Kaszynski worked as a Vice President and Portfolio Manager at Eaton Vance Corporation.  The Board of Directors believes that Mr. Kaszynski’s extensive investment experience contributes to the general knowledge and diversity of the Board.

•
Mr. Morris was the President and Chief Executive Officer of Homestead Funds, Inc. and is an Interested Director of the Board of Directors, on which he has served since 1990.  Mr. Morris was a Director and President of RE Advisers, a Director and Vice President of RE Investment Corporation and was Vice President and Chief Investment Officer of NRECA.  The Board of Directors believes that Mr. Morris’ lengthy experience with, and knowledge of, NRECA, in conjunction with his extensive asset management background, contributes to the general knowledge and diversity of the Board.

4.	In the section titled INVESTMENT MANAGEMENT AND OTHER SERVICES – RE Advisers” on page 44, the last sentence in the first paragraph is deleted in its entirety and is replaced as follows:

The directors and the principal executive officers of RE Advisers are Stephen J. Kaszynski, Amy DiMauro, Martin J. Lowery, Cynthia L. Dove, Danielle C. Sieverling and Kelly Whetstone.

5.	In the section titled “PORTFOLIO MANAGERS, RE ADVISERS – Other Accounts Managed” on page 49, the following paragraph is added at the bottom of the table:

Peter Morris and Stuart Teach have retired as co-managers of the Value Fund and the Small-Company Stock Fund, which was effective January 30, 2015.

6.	In the last table of the section titled “PORTFOLIO MANAGERS, RE ADVISERS – Compensation of Investment Managers” on page 51, the following paragraph is added at the bottom of this table:

Peter Morris and Stuart Teach have retired as co-managers of the Value Fund and the Small-Company Stock Fund, which was effective January 30, 2015.